UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]           Definitive Proxy Statement

[   ]           Definitive Additional Materials

[   ]           Soliciting Material under Rule 14a-12

Starboard Investment Trust
___________________________________________________________
(Name of the Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.           Form, Schedule, or Registration Statement No.:

3.           Filing Party:

4.           Date Filed:

FMX GROWTH ALLOCATION FUND
FMX TOTAL RETURN FUND
Each a series of the Starboard Investment Trust
116 South Franklin Street, PO Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

NOTICE OF MEETING

November 19, 2010

The Starboard Investment Trust, on behalf of the FMX Growth Allocation Fund and FMX Total Return Fund (each a “Fund” and, collectively the “Funds), each a series of the Trust, will hold a Special Meeting of Shareholders of each Fund on December 30, 2010 at 3:00 p.m. Eastern Time.  The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes as described in the accompanying Proxy Statement:

1.	To modify each Fund’s fundamental investment policy regarding diversification; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 10, 2010 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.  Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Starboard Investment Trust

A. Vason Hamrick

Secretary

Important Note:  Voting your proxy is important.  To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy.  The return envelope enclosed with the proxy card requires no postage if mailed in the United States.  You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy.  If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting.

FMX GROWTH ALLOCATION FUND
FMX TOTAL RETURN FUND
Each a series of the Starboard Investment Trust
116 South Franklin Street, PO Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

PROXY STATEMENT

November 19, 2010

The Starboard Investment Trust (the “Trust”), a Delaware statutory trust, on behalf of the FMX Growth Allocation Fund and the FMX Total Return Fund (each a “Fund and, collectively, the “Funds”), each a series of the Trust, will hold a Special Meeting of Shareholders of each Fund on December 30, 2010 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice.  The Special Meeting will take place at the Trust’s principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Trust’s telephone number is (252) 972-9922.

Shareholders of record of each Fund at the close of business on November 10, 2010 (the “Record Date”) are entitled to vote at the Special Meeting.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Trust’s Board of Trustees to be used at the Special Meeting, and at any and all adjournments thereof, and is first being sent to shareholders on or about the date hereof.  Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Special Meeting (including adjournments).  Where you make a specification by means of the ballot provided in the proxies regarding any matter presented at the Special Meeting, your proxy will be voted in accordance with your specification.  If you make no specification on the ballot provided in the proxies, your proxy will be voted in favor of modifying the Funds’ fundamental investment policies regarding diversification as summarized below in Proposal 1.

Proxies should be sent via U.S. Mail to Nottingham Shareholder Services, LLC at 116 South Franklin Street, PO Box 4365, Rocky Mount, North Carolina 27803-0365.  A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience.

This Proxy Statement is being furnished by each Fund to its shareholders in connection with its upcoming Special Meeting.  The Board of Trustees is soliciting the proxies of all of the Funds’ shareholders as of the Record Date with respect to Proposal 1 outlined below.

FMX GROWTH ALLOCATION FUND
FMX TOTAL RETURN FUND
Each a series of the Starboard Investment Trust
116 South Franklin Street, PO Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL ONE

November 19, 2010

Proposal to Modify each Fund’s
Fundamental Investment Policy on Diversification

The Board of Trustees is proposing to modify each Fund’s fundamental investment policy regarding diversification of its assets.  Under the Investment Company Act of 1940, each Fund must disclose its policy with respect to whether it intends to operate as a diversified or non-diversified fund.  This policy is considered “fundamental” under the Act and cannot be changed without shareholder approval.  Each Fund is currently a diversified fund as that term is defined under the Act and, importantly, no change is being proposed to each Fund’s designation as a diversified fund.  The modified investment policy would put in place less restrictive policies for operating as a diversified fund, but continue to require that each Fund meet the permissible standards of diversification under the Act.

The Funds’ fundamental investment policy #9 regarding diversification (the “Current Investment Limitation”) currently reads as follows:

“With respect to 75% of its total assets, the Funds may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Funds’ total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.”

While this policy is based on the definition of “diversified” under the Act, it is not a verbatim restatement of the permissible standards of diversification under the Act.  The permissible standards of diversification under the Act exclude other types of investments from the limitation in addition to obligations of the United States Government, its agencies, or instrumentalities.  The permissible standards for diversification under the Act are that at least 75% of the value of a fund’s total assets is represented by (i) cash and cash items (including receivables), (ii) obligations of the United States Government, its agencies, or instrumentalities, (iii) securities of other investment companies, and (iv) other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

The permissible standards of diversification under the Act provide more latitude for investments in cash and cash items (including receivables) and securities of other investment companies than the Current Investment Limitation.

The proposed change to the Current Investment Limitation would conform the Funds’ fundamental investment limitation #9 to the Act’s permissible standards of diversification.  If approved, the new fundamental investment limitation #9 (the “New Investment Limitation”) would read as follows:

“With respect to 75% of its total assets, the Funds may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities.”

The New Investment Limitation would be less restrictive and give the Funds increased investment flexibility.  The change would empower the Funds’ investment advisor, FolioMetrix, LLC (the “Advisor”), to fully implement each Fund’s fund of funds strategy by removing the constraints of the inadvertently more restrictive Current Investment Limitation.  The Advisor believes that increased investment flexibility could provide opportunities to enhance each Fund’s performance due to the nature of the proprietary screening process used to construct each Fund’s portfolio.  The New Investment Limitation will not materially change the degree of risk to shareholders of the Funds.  As mentioned previously, the Funds at all times will continue to operate as diversified funds that meet the definition of “diversified” under the Act.

The Board of Trustees believes the increased investment flexibility afforded by the proposed change will benefit each Fund’s shareholders.  The Board of Trustees recommends voting FOR this proposal.  The proposal with respect to each Fund is not contingent upon the shareholders of the other Fund also approving the proposal.  Consequently, it is possible that shareholders of one Fund approve the proposal and shareholders of the other Fund do not approve the proposal.  Shareholders only have the right to vote on the proposal with respect to a Fund if they hold shares of that Fund.  In the event that the proposal is not approved by a Fund’s shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

Voting Securities and Principal Holders

The following tables sets forth certain information regarding the ownership of each Fund’s shares as of the Record Date by (i) each person or entity known to the Fund who beneficially owns five percent or more of a Fund’s outstanding shares; (ii) each Trustee of the Trust; (iii) the principal executive officer and principal financial officer of the Fund; and (iv) all Trustees and executive officers of the Fund as a group.  Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

FMX Growth Allocation Fund
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
Pershing LLC EDGAR & FRANCES PO Box 2052 Jersey City, NJ 07303-9998	136,498.259 Shares	9.99%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Pershing LLC IRA FBO Betty J. Lars PO Box 2052 Jersey City, NJ 07303-9998	83,488.013 Shares	6.11%
Pershing LLC Susan K. Evans TTEE PO Box 2052 Jersey City, NJ 07303-9998	72,051.516 Shares	5.27%
Independent Trustees
Jack E. Brinson	None	0.00%
Michael G. Mosley	None	0.00%
James H. Speed, Jr.	None	0.00%
J. Buckley Strandberg	None	0.00%
Other Trustees
Theo H. Pitt, Jr.	None	0.00%
Other Officers
Dale J. Murphey 9940 SW Arborcrest Way Portland, OR 97225	35,942.978 Shares	2.63%
Julie M. Koethe 2525 S. 144th Street Suite 201 A Omaha, NE 68144	None	0.00%
T. Lee Hale, Jr.	None	0.00%
A. Vason Hamrick	None	0.00%
Trust Management
All directors and executive officers as a group (9 persons)	35,942.978 Shares	2.63%

FMX Total Return Fund
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
Pershing LLC EDGAR & FRANCES PO Box 2052 Jersey City, NJ 07303-9998	132,213.727 Shares	30.76%*
Pershing LLC Susan K. Evans TTEE PO Box 2052 Jersey City, NJ 07303-9998	58,642.776 Shares	13.64%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Independent Trustees
Jack E. Brinson	None	0.00%
Michael G. Mosley	None	0.00%
James H. Speed, Jr.	None	0.00%
J. Buckley Strandberg	None	0.00%
Other Trustees
Theo H. Pitt, Jr.	None	0.00%
Other Officers
Dale J. Murphey 9940 SW Arborcrest Way Portland, OR 97225	12,030.090 Shares	2.80%
Julie M. Koethe 2525 S. 144th Street Suite 201 A Omaha, NE 68144	None	0.00%
T. Lee Hale, Jr.	None	0.00%
A. Vason Hamrick	None	0.00%
Trust Management
All directors and executive officers as a group (9 persons)	12,030.090 Shares	2.80%
* Deemed a “control person” of the Fund as defined by applicable SEC regulations.  Such control may affect the voting rights of other shareholders.  For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

The Funds’ Investment Advisor, Principal Underwriter, and Administrator

The investment advisor for the FMX Growth Allocation Fund and the FMX Total Return Fund is FolioMetrix, LLC with an address at 9940 SW Arborcrest Way, Portland, Oregon 97225.  The Funds’ principal underwriter is Capital Investment Group, Inc. with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804.  The Funds’ administrator is The Nottingham Company with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804.

Number of Shares Outstanding and Voting

The Funds are series of an open-end registered investment company that have the authority to issue an unlimited number of shares.  As of the Record Date, there were 1,366,702.222 shares of the FMX Growth Allocation Fund and 429,805.342 shares of the FMX Total Return Fund that are outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

The holders of a majority of the outstanding shares of each Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  No adjournment will be for a period exceeding 120 days after the Record Date.  Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

A quorum being present, a vote of the holders of (i) at least 67% of the shares entitled to vote at the Special Meeting with respect to each Fund or (ii) more than 50% of the outstanding voting securities of each Fund, whichever is the less, is required for approval of Proposal 1 (outlined above) for the modification of the Funds’ fundamental investment limitation #9 regarding diversification.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for Proposal 1 (outlined above) and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against Proposal 1 (outlined above) and any other shareholder proposal that may come before the Special Meeting.

The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Revocation of Proxy

Shareholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Jennifer L. Vick of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, at the Fund’s principal executive offices at the offices of The Nottingham Company, 116 South Franklin Street, PO Box 69, Rocky Mount, North Carolina 27802-0069, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person.

Proxy Solicitation; Expenses

Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Trust and the Advisor without additional compensation or, if necessary, a commercial firm retained for this purpose.  The Advisor will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials.  The Funds intend to request brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable.  The Advisor estimates that it will spend approximately $4,000 in total costs for soliciting shareholder proxies.

Shareholder Proposals

The current Declaration of Trust and By-Laws of the Trust provide that the Funds are not required to hold annual meetings of shareholders.  Proposals that shareholders of the Funds intend to present for inclusion in the proxy materials with respect to any future annual meeting of shareholders of the Funds must be received by the Funds within a reasonable period of time before the Funds begin to print and mail their proxy materials.  A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Funds at Nottingham Shareholder Services, LLC, 116 South Franklin Street, PO Box 4365, Rocky Mount, North Carolina 27803-0365.  The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under federal securities laws.

Annual Report

The Annual Report of the Funds for the fiscal year ended May 31, 2010, including audited financial statements, and the Funds’ most recent semi-annual report succeeding the Annual Report (if any), were mailed to shareholders of record on or about July 30, 2010.  The Trust will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Trust by writing Jennifer L. Vick at Nottingham Shareholder Services, LLC,  116 South Franklin Street, Rocky Mount, North Carolina 27804 or by calling the Funds toll-free at 1-800-773-3863.

Other Business

Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement.  In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

Please complete the enclosed proxy card and return it promptly in the enclosed self-addressed postage paid envelope.  You may revoke your proxy at any time prior to the special meeting by delivering a written notice to the Funds or by submitting a proxy card bearing a later date.

November 19, 2010

By Order of the Board of Trustees

Jack E. Brinson

Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on December 30, 2010: The proxy statement is available at http://www.ncfunds.com/fmxproxy.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

CORPORATE ACCOUNTS

(1) ABC Corp	ABC Corp. John Doe, Treasurer

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe	John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

PARTNERSHIP ACCOUNTS

(1) The ABC Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o

John B. Smith, Jr. UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Starboard Investment Trust

FMX GROWTH ALLOCATION FUND

Special Meeting of Shareholders on December 30, 2010
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and T. Lee Hale, Jr., and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on December 30, 2010, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated November 19, 2010, receipt of which is acknowledged by the undersigned.  PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW.  This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposal with respect to each of the above referenced fund.  You may only complete this proxy with respect to the fund(s) in which you were a shareholder of record as November 10, 2010, which such fund(s) are indicated below.

Proposal to modify the fundamental investment policy
With respect to FMX Growth Allocation Fund.

FOR	AGAINST	ABSTAIN

( )	( )	( )

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / shares / account number]

In order to vote your shares, please sign and date this card and return it in the envelope provided.  By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of modifying the Fund’s fundamental investment policy on diversification.

Signature:	Signature (if shares held jointly):

By: _______________________	By: _______________________

Print Name: _________________	Print Name: _________________

Dated: _____________________	Dated: _____________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated.  Where shares are registered with joint owners, all joint owners should sign.  Persons signing as executors, administrators, trustees, etc., should so indicate.

Starboard Investment Trust

FMX TOTAL RETURN FUND

Special Meeting of Shareholders on December 30, 2010
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and T. Lee Hale, Jr., and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on December 30, 2010, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated November 19, 2010, receipt of which is acknowledged by the undersigned.  PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW.  This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposal with respect to each of the above referenced fund.  You may only complete this proxy with respect to the fund(s) in which you were a shareholder of record as November 10, 2010, which such fund(s) are indicated below.

Proposal to modify the fundamental investment policy
With respect to FMX Total Return Fund.

FOR	AGAINST	ABSTAIN

( )	( )	( )

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / shares / account number]

In order to vote your shares, please sign and date this card and return it in the envelope provided.  By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of modifying the Fund’s fundamental investment policy on diversification.

Signature:	Signature (if shares held jointly):

By: _______________________	By: _______________________

Print Name: _________________	Print Name: _________________

Dated: _____________________	Dated: _____________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated.  Where shares are registered with joint owners, all joint owners should sign.  Persons signing as executors, administrators, trustees, etc., should so indicate.